SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

____________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 8, 2008

FUEGO ENTERTAINMENT, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-52054	20-2078925
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8010 NW 156 Terrace, Miami, Florida	33018
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (305) 823-9999

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8 – Other Events

Item 8.01 Other Events

Fuego Entertainment Announces Settlement of Lawsuit Filed Against Barry Davis, Ice Cold Stocks, and Var Growth Corporation.

On July 27, 2008 we settled a lawsuit against the above-named parties.  On or about April 8, 2008, we sued the above-named parties seeking damages, interest, costs and reasonable attorney fees and enjoining them from selling or disposing or otherwise transferring 875,000 common shares of our equities.  The nature of this disagreement relates to a contract entered into between the Company and Var Growth Corporation to provide independent consulting services associated with our marketing plan and business goals and other related services.

SECTION 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

a)	Financial Statements
None

b)	Exhibits
Exhibit No. Description
None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fuego Entertainment, Inc.

Date: July 30, 2008	By:	/s/ Hugo Cancio
Name: Hugo Cancio
Title: Chief Executive Officer